UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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[ ]	Soliciting Material under §240.14a-12

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EMRISE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EMRISE CORPORATION

2530 Meridian Parkway

Durham, North Carolina 27713

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 13, 2013

April 26, 2013

NOTICE IS HEREBY GIVEN that the 2013 annual meeting of stockholders of EMRISE Corporation, a Delaware corporation (“EMRISE” or the “Company”), will be held at DoubleTree by Hilton Hotel, 128 Frontage Road, Newark, New Jersey, 07114 on June 13, 2013 at 11:30 a.m. EST.

At this important stockholders meeting, stockholders will be asked to consider and vote upon the following proposals:

1.	To elect Julie A. Abraham and Graham Jefferies as Class II directors, each to serve a three-year term on the Company’s Board of Directors.

2.	To consider and conduct a vote upon a proposal to ratify the selection of BDO LLP, our independent registered public accountant, to audit our consolidated financial statements for 2013.

3.	To consider and conduct a non-binding advisory vote on a proposal to approve the Company’s executive compensation.

4.	To consider and conduct a non-binding advisory vote on a proposal regarding the frequency of advisory votes on executive compensation.

5.	To transact such other business that may properly come before the meeting or any other adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on April 23, 2013 as the record date for determining those stockholders who will be entitled to notice of and to vote at the 2013 annual meeting. Only holders of our common stock at the close of business on the record date are entitled to vote at the meeting. Stockholders whose shares are held in the name of a broker or other nominee and who desire to vote in person at the meeting should bring with them a legal proxy.

Instead of mailing a printed copy of our proxy materials, including our Annual Report, to each stockholder of record, the Company will utilize the voluntary “notice and access” system adopted by the SEC relating to the delivery of proxy materials over the Internet. As a result, we will provide access to these materials in a fast and efficient manner via the Internet. EMRISE believes that these rules allow us to use Internet technology that many stockholders prefer, continue to provide our stockholders with the information they need and, at the same time, assure more prompt delivery of the proxy materials. The notice and access rules also lower our costs of printing and delivering the proxy materials and minimize the environmental impact of printing paper copies

Accordingly, on or about April 30, 2013, we will begin mailing a Notice of Internet Availability of Proxy Materials to all stockholders of record as of April 23, 2013. We will also post our proxy materials on the website (https://www.proxyvote.com). All stockholders may choose to access our proxy materials on the website or may request to receive a printed set of our proxy materials.

By Order of the Board of Directors,

Timothy J. Blades, Secretary

Durham, North Carolina

April 26, 2013

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YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE OR INTERNET OR, IF YOU RECEIVED PRINTED PROXY MATERIALS AND WISH TO VOTE BY MAIL, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Voting by telephone or internet, or returning a signed proxy card will help us secure a quorum and avoid the expense of additional proxy solicitation. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 13, 2013: The proxy statement for the 2013 annual meeting of stockholders and the Annual Report for the year ended December 31, 2012 are available via the Internet at http://www.proxyvote.com.

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission determined that this proxy statement is accurate or adequate. Any representation to the contrary is a criminal offense.

This proxy statement is dated April 26, 2013 and is first being made available to the stockholders of the Company on or about April 30, 2013.

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EMRISE CORPORATION

2530 Meridian Parkway

Durham, North Carolina 27713

_______________________________________________________________________________

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

June 13, 2013

_______________________________________________________________________________

VOTING AND PROXY

We are furnishing this proxy statement in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at our 2013 annual meeting of stockholders to be held at 11:30 a.m. EST on June 13, 2013, at the DoubleTree by Hilton Hotel, 128 Frontage Road, Newark, New Jersey, 07114, and at any and all adjournments and postponements of the meeting. On or about April 30, 2013, we will begin mailing a Notice of Internet Availability of Proxy Materials to all stockholders of record as of April 23, 2013. The following items of business will be discussed at the 2013 annual meeting of stockholders:

1.	To elect Julie A. Abraham and Graham Jefferies as Class II directors, each to serve a three-year term on the Company’s Board of Directors.

2.	To consider and conduct a vote upon a proposal to ratify the selection of BDO LLP, our independent registered public accountant, to audit our consolidated financial statements for 2013.

3.	To consider and conduct a non-binding advisory vote on a proposal to approve the Company’s executive compensation.

4.	To consider and conduct a non-binding advisory vote on a proposal regarding the frequency of advisory votes on executive compensation.

5.	To transact such other business that may properly come before the meeting or any other adjournment or postponement thereof.

Our Annual Report on Form 10-K for the year ended December 31, 2012, this proxy statement and the accompanying notice of annual meeting and certain other proxy materials are first being made available to our stockholders on the Internet, at http://www.proxyvote.com, on or about April 30, 2013. The annual report is not to be regarded as proxy soliciting material or as a communication through which any solicitation of proxies is made.

The shares represented by each properly executed unrevoked proxy will be voted as directed by the stockholder with respect to the matters described in the proxy. If no direction is made, the shares represented by each properly executed proxy will be voted “FOR” proposals 1, 2, and 3, and for an annual vote on proposal 4, as listed on the proxy.

You may revoke or change your proxy at any time before it is voted, except as otherwise described herein. If you are the registered stockholder (that is, you hold your Company shares in certificated form), you may revoke or change your proxy before it is voted by:

●	filing a notice of revocation, which is dated a later date than your proxy, with the Company’s Secretary;

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●	submitting a duly executed proxy card bearing a later date;

●	submitting a new proxy by telephone or through the Internet at a later time, but not later than 11:59 a.m. EST on June 12, 2013, or the day prior to the meeting date, if the annual meeting is adjourned or postponed; or

●	voting by ballot at the annual meeting (simply attending the annual meeting will not constitute revocation of a proxy).

If your shares of the Company are held in “street name,” you should follow the instructions of your broker, bank or other nominee regarding revocation or change of proxies in order to revoke or change your proxy. If your broker, bank or other nominee allows you to submit a proxy by telephone or the Internet, you may be able to change your vote by submitting a proxy again by telephone or the Internet.

At the close of business on April 23, 2013, the record date for determining the stockholders entitled to notice of and to vote at the 2013 annual meeting, we had 10,698,337 shares of common stock issued and outstanding. Only holders of record of our common stock at the close of business on the record date are entitled to notice of and to vote at the annual meeting or at any adjournments and postponements of the meeting.

Each share of our common stock issued and outstanding on the record date entitles the holder of that share to one vote at the 2013 annual meeting for all matters to be voted on at the meeting. The holders of a majority of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for purposes of voting on the proposals. Votes cast at the 2013 annual meeting will be tabulated by the person or persons appointed by us to act as inspector of election for the meeting. Shares of our common stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the meeting.

For Proposal 1, the election of two Class II directors to our Board of Directors, the two nominees receiving the highest number of votes will be elected, as directors are elected by a plurality vote. In this instance because it is an uncontested election for directors, the plurality requirement is not a factor. Approval of Proposal 2, the ratification of the selection of our independent registered public accountants, is not required. However, the affirmative vote of a majority of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting will constitute stockholder ratification of the selection of our independent registered public accountants. Further, the affirmative vote of a majority of the shares of our common stock entitled to vote at and present in person or represented by proxy at the annual meeting is required to approve the advisory vote on executive compensation (Proposal 3).

The advisory vote on the frequency of the advisory vote on executive compensation (Proposal 4) that receives a plurality (that is, the largest number) of votes cast will be the preference selected by shareholders. Abstentions and broker non-votes are not considered to be votes cast and therefore will have no effect on the outcome of this advisory vote.

If a broker or other financial institution holds your shares in its name and you do not provide your voting instructions to them, then that firm has discretion to vote your shares for certain routine matters. Proposal 2, the ratification of the selection of our independent registered public accountants to audit our consolidated financial statements for 2013, is a routine matter.

However, the broker or other financial institution that holds your shares in its name does not have discretion to vote your shares for non-routine matters. The approval of the election of directors (Proposal 1), the advisory vote on executive compensation (Proposal 3) and the advisory vote on the frequency of the advisory vote on executive compensation (Proposal 4) are a non-routine matters and the firm that holds your shares in its name may not vote on this item absent your instruction. When a firm votes a client’s shares on some but not all of the proposals at the 2013 annual meeting, the missing votes are referred to as “broker non-votes.” Those shares will be included in determining the presence of a quorum at the 2013 annual meeting, but are not considered “present” for purposes of voting on the non-routine items.

As of April 23, 2013, the record date for the annual meeting, the directors and executive officers of the Company held and are entitled to vote, in the aggregate, 517,495 shares of the Company’s common stock (excluding options), representing approximately 4.8% of the voting power of the Company. Each of our directors and executive officers have informed the Company that they intend to vote all of their Company shares “FOR” the election of Julie Abraham and Graham Jefferies as Class II directors each to serve a three-year term on the Company’s Board of Directors, “FOR” the ratification of the selection of our independent registered public accountant to audit our consolidated financial statements for 2013, “FOR’’ the approval of the Company’s executive compensation and “FOR’’ an annual vote on future executive compensation.

Although it is not currently expected, the annual meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Despite the absence of a quorum, the chairperson of the annual meeting or a majority of the shares held by stockholders present in person or by proxy at such meeting may adjourn the annual meeting to another time and place, and it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the annual meeting is adjourned are announced at the meeting at which the adjournment is taken. At the adjourned annual meeting, any business may be transacted that might have been transacted on the original date of the meeting. Any adjournment or postponement of the annual meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them prior to their use at the annual meeting, when it is reconvened following such adjournment or postponement, in the manner described above.

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We will pay the expenses of soliciting proxies for the 2013 annual meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail, by Internet or by telephone, or by our directors, officers and regular employees and our investor relations firm who will not be additionally compensated. The matters to be considered and acted upon at the 2013 annual meeting are referred to in the preceding notice and are discussed more fully below.

If you have more questions about the 2013 annual meeting of stockholders or how to submit your proxy, or if you need a copy of this proxy statement with an enclosed proxy card or voting instructions, please contact EMRISE Corporation, 2530 Meridian Parkway, Durham. NC27713 Attention: Secretary, or by telephone at (919) 806-4722 or e-mail at investors@emrise.com.

DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

Biographical Information

The names, ages and positions held by our directors and executive officers as of April 26, 2013 and descriptions of their respective business experience are as follows:

Name	Age	Titles
Carmine T. Oliva	70	Chairman of the Board, Chief Executive Officer, and Director
Graham Jefferies	55	Director, President and Chief Operating Officer
Timothy J. Blades	56	Chief Financial Officer, Principal Accounting Officer, Treasurer and Secretary
Julie A. Abraham (2)	55	Director
Otis W. Baskin (1)	67	Director
Laurence P. Finnegan, Jr. (3)	74	Director
Frank P. Russomanno (1)	66	Director

(1)	Member of the Compensation Committee, Nominating and Corporate Governance Committee and Audit Committee.

(2)	Member of Audit Committee and member of the Nominating and Corporate Governance Committee.

(3)	Member of the Compensation Committee.

Carmine T. Oliva has been Chairman of the Board, Chief Executive Officer and a Class III director of EMRISE Corporation since March 26, 1997 and of our subsidiary, EMRISE Electronics Corporation, since he founded EMRISE Electronics Corporation in 1983. From March 1997 until July 2009, he was President of EMRISE Corporation. Mr. Oliva served as Acting Chief Financial Officer and Secretary of EMRISE Corporation from August 18, 2006 to May 15, 2007 and served as Acting Chief Financial Officer from April to July 2005. Mr. Oliva has been Chairman of the Board of EMRISE Electronics Ltd. since 1985 and Chairman and Chief Executive Officer of CXR Larus since March 1997. In 2002, Mr. Oliva obtained a French government working permit and assumed responsibility as President of our CXR-AJ subsidiary. From January 1999 to January 2000, Mr. Oliva served as a director of Digital Transmission Systems Inc. From 1980 to 1983, Mr. Oliva was Senior Vice President and General Manager, ITT Asia Pacific Inc. Prior to holding that position, Mr. Oliva held a number of executive positions with ITT Corporation and its subsidiaries over an eleven-year period. Mr. Oliva attained the rank of Captain in the United States Army and is a veteran of the Vietnam War and served in Vietnam Mr. Oliva earned a B.A. degree from Seton Hall University and an M.B.A. degree from The Ohio State University. Mr. Oliva is founder of EMRISE from inception. This, in addition to his vast business acumen and experience in the aerospace and defense and communications equipment industries for over 40 years along with his judgment, integrity and reputation and his extensive international business background, including his extensive acquisition and divestiture expertise, makes Mr. Oliva an ideal director of the Company as well as its Chairman.

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Graham Jefferies joined the Board of Directors as a Class II director on March 1, 2011. He was appointed as President in July 2009. He served as Executive Vice President from October 21, 1999 until July 2009. Mr. Jefferies was also appointed as our Chief Operating Officer on January 3, 2005, after having served as Chief Operating Officer of our Telecommunications Group since October 21, 1999. Mr. Jefferies served as Executive Vice President of EMRISE Corporation from April 1999 through October 1999. Mr. Jefferies has served as a director of CXR-AJ since March 1997 and as its General Manager since July 2002, has served as Managing Director of Belix Power Conversions Ltd., Belix Wound Components Ltd. and Belix Company Ltd. since our acquisition of those companies in April 2000, as Managing Director of XCEL Power Systems, Ltd. since September 1996 and as Managing Director of EMRISE Electronics Ltd. since March 1992. Prior to joining us in 1992, he was Sales and Marketing Director of Jasmin Electronics PLC, a major United Kingdom software and systems provider, from 1987 to 1992. Mr. Jefferies held a variety of project management positions at GEC Marconi from 1978 to 1987. Mr. Jefferies earned a B.S. degree in Engineering from Leicester University and has experience in mergers and acquisitions. Mr. Jefferies is a citizen and resident of the United Kingdom. We believe Mr. Jefferies’ education and experience in several leadership roles, such as Chief Operating Officer and Managing Director, as well as his business acumen, judgment, integrity and reputation, make him an ideal director.

Timothy J. Blades currently serves as the Company’s Chief Financial Officer and having served as the Company’s interim Director of Finance from April 11, 2012. In the period from March 6, 2012 to April 10, 2012 he provided accounting services to the Company. He became an employee of the Company on December 1, 2012 and was appointed as Chief Financial Officer on February 5, 2013. He is the Company’s Treasurer, Principal Accounting Officer and Corporate Secretary, which are positions he has held on an interim basis since April 2012. Mr Blades is based in England, where the Company’s primary business units, operations management and financial teams are located. He is a Chartered Accountant and an experienced international financial executive who has led multi disciplinary teams focused on profit improvement, fundraising, mergers and acquisitions and a range of essential finance and accounting functions throughout his career. He has extensive expertise in international finance, particularly in the U.S., Europe, the UK, and the Far East. During a career with Grant Thornton UK LLP of more than 30 years Mr. Blades was Managing Partner of the Northampton Grant Thornton office, overseeing a staff of 100 and prior to that was the partner in charge of audit in Grant Thornton’s London office. From 2002 to 2010, he was a regional managing partner leading a 12-partner team directing a 300-member staff responsible for accounting, tax and financial planning. During this period, he built the Grant Thornton Cambridge office from a staff of 30 to more than 100 professionals. Mr. Blades graduated from the University of Sheffield in England earning a Bachelor of Arts in Business. He has extensive experience in U.S. and UK GAAP, IFRS (International Financial Reporting Standards), due diligence reporting and a range of regulatory matters. Mr. Blades is a trustee of a large defined benefit pension fund, a non-executive director of a trade and research organization, a member of the Court of Northampton University in England and is active in a number of charitable organizations.

Julie A. Abraham joined the Board of Directors as a Class II director on February 1, 2011. Since January 2011, Ms. Abraham has been the Chief Financial Officer of Essex, CT-based Structural Graphics LLC, a high-impact dimensional print company where she had previously served as a consulting Chief Financial Officer since July 2010. In 2008, Ms. Abraham began as a principal with Westbrook, CT-based The Edbraham Group LLC, a privately-held, national direct and digital marketing recruiting firm that she co-founded. During 2007 to 2008, she also served as a financial consultant to the Magnet Group LLC, a promotional products marketing firm. From 2004 to 2007, Ms. Abraham was CEO and majority owner of Newington, CT-based DMJ Search, an executive recruiting firm specializing in the direct marketing, print and mail industries. From 1985 to 2002, Ms. Abraham was employed at ADVO, Inc., a New York Stock Exchange-traded, national direct mail marketing firm, with her last position being Senior Vice President, Chief Financial Officer and Operating Committee Member, participating in running the day-to-day operations of the company. During her career at ADVO, she also held the titles of Senior Vice President of Finance and Controller and Operating Committee Member, Vice President and Controller, Vice President Financial Planning and Investor Relations and Vice President Shared Financial Services. Ms. Abraham earned a bachelor’s degree in accounting from the University of Vermont, and she became a certified public accountant in 1982. Ms. Abraham’s financial expertise in the public company arena and experience in strategic financial planning, as well as her direct knowledge of regulatory affairs, particularly with the SEC, financial controls and financial systems, Sarbanes-Oxley and financial due diligence in preparation for acquisitions provides valuable insight and guidance to the Company and the Board and makes her an ideal director and chairperson of our Audit Committee.

Otis W. Baskinhas served as a Class I director since February 2004. He was a Professor of Management at The George L. Graziadio School of Business and Management at Pepperdine University in Malibu, California from June 1995 to 2012 and also served as dean from 1995 to 2001. As dean at Pepperdine he was responsible for all aspects of the management of an organization with 200 employees and $47 million in annual revenue. He has been a member of the full-time faculty of the University of Houston - Clear Lake (1975-1987), where he served as Coordinator of the Management Faculty and Director of the Center for Advanced Management Programs. He has also been Professor of Management at Arizona State University, West Campus (1987-1991) and The University of Memphis (1991-1995), in addition to serving as dean at both universities. In each of these assignments he has had responsibilities for recruitment and setting compensation of both professional and support personnel. Dr. Baskin worked with AACSB International (Association for the Advancement of Collegiate Schools of Business) as Special Advisor to the President and as Chief Executive Officer from July 2002 to June 2004. He is an Associate with the Family Business Consulting Group, where he advises family owned and closely held businesses. He has served as an advisor to Exxon/Mobile Research and Engineering Corporation, NASA and the United States Air Force. Dr. Baskin is an expert in international business who has worked with companies and business schools in more than 40 countries. He earned a Ph.D. in Management, Public Relations and Communication Theory from The University of Texas at Austin, an M.A. degree in Speech Communication from the University of Houston, and a B.A. degree in Religion from Oklahoma Christian University. Dr. Baskin brings a unique blend of business, management, communications and leadership skills, experience and education, as well as his judgment, integrity and reputation, to his role as director and chair of the Compensation Committee.

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Laurence P. Finnegan, Jr. has served as a Class II director since March 26, 1997. He is not seeking re-election this year but will continue to serve as a Board member until his period of office expires at the end of the 2013 Annual Meeting of Stockholders. He was a director of EMRISE Electronics Corporation from 1985 to March 1997, and was EMRISE Electronic Corporations’ part-time Chief Financial Officer from 1994 to 1997. Mr. Finnegan has held positions with ITT (1970-1974) as controller of several divisions, Narco Scientific (1974-1983) as Vice President Finance, Chief Financial Officer, Executive Vice President and Chief Operating Officer, and Fischer & Porter (1986-1994) as Senior Vice President, Chief Financial Officer and Treasurer. Since August 1995, he has been a principal of GwynnAllen Partners, Bethlehem, Pennsylvania, an executive management consulting firm. From 1996-2008, Mr. Finnegan was a director and the President of GA Pipe, Inc., a manufacturing company based in Langhorne, Pennsylvania. From September 1997 to January 2001, Mr. Finnegan served as Vice President Finance and Chief Financial Officer of QuestOne Decision Sciences, an efficiency consulting firm based in Pennsylvania. Since August 2001, Mr. Finnegan has served as a director and the Vice President and Chief Financial Officer of VerdaSee Solutions, Inc., a consulting and software company based in Pennsylvania. Mr. Finnegan earned a B.S. degree in Accounting from St. Joseph’s University. Mr. Finnegan’s education and lifetime of experience in accounting, including several positions as Chief Financial Officer and controller at industrial and manufacturing companies, as well as his business acumen, judgment, integrity and reputation, give him unique skills that have served the Company so well over many years. He will be missed when he retires from the Board at the conclusion of the 2013 Annual Meeting of Stockholders.

Frank P. Russomanno joined the Board of Directors as a Class I director on March 1, 2011. He served as Vice Chairman of Imation, a New York Stock Exchange-traded company, from March 2009 and Chief Executive Officer of Imation from April 2007 until he retired from the Company in May 2010. He also served as President of Imation from April 2007 to March 2009 and served as a member of the Imation Board of Directors from April 2007 until he retired. Previously, Mr. Russomanno was Chief Operating Officer of Imation from November 2003 to April 2007 and from November 2006 to April 2007 was also acting Chief Executive Officer and President. Prior to November 2003, Mr. Russomanno was president of Imation’s Data Storage and Information Management business. Mr. Russomanno is active in industry and nonprofit organizations. Mr. Russomanno is the former chairman of the board of the Content Delivery & Storage Association (CDSA). He currently serves on the Boards of Directors of Hutchinson Technologies Incorporated and the Greater Twin Cities United Way and Intellectual Takeout. In addition, he is a former board member of Merrick Community Services in St. Paul, MN. Mr. Russomanno has a Bachelor of Arts degree in history from Seton Hall University. He has taken graduate courses at the University of Oklahoma and Monmouth College and served in the U.S. Army as an artillery officer in Vietnam, achieving the rank of Captain. Mr. Russomanno’s background and direct experience leading the operations of a large, diverse organization can be applied to helping the management of the Company and makes him an ideal director and chairman of our Nominating and Corporate Governance Committee.

Term of Office and Family Relationships

Our officers are appointed by, and serve at the discretion of, our Board of Directors. There are no family relationships among our executive officers or directors.

Legal Proceedings

There are no material proceedings to which any director or officer, or any associate of any such director or officer, is a party that is adverse to our Company or any of our subsidiaries or has a material interest adverse to our Company or any of our subsidiaries. No director or executive officer has been a director or executive officer of any business which has filed a bankruptcy petition or had a bankruptcy petition filed against it during the past ten years. No director or executive officer has been convicted of a criminal offense or is the subject of a pending criminal proceeding during the past ten years. No director or executive officer has been the subject of any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities during the past ten years. No director or officer has been found by a court to have violated a federal or state securities or commodities law during the past ten years.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation Table

The following table provides information concerning the compensation for the years ended December 31, 2012 and December 31, 2011 for our principal executive officer, our current principal financial officer, and our chief operating officer and our former principal financial officer who served as executive officers during 2012 (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Carmine T. Oliva	2012	414,984	—	—	24,078	(3)	439,062
Chairman and Chief Executive Officer	2011	414,984	—	—	77,846	(2)	492,830
Graham Jefferies (4)	2012	270,548			50,498	(5)	321,046
Director, President, Chief Operating Officer	2011	276,324	—	—	99,219	(6)	375,543
Timothy J. Blades (7)	2012	149,523			—	(8)	149,523
Chief Financial Officer and Treasurer (from April 11, 2012)	2011	—	—	—	—		—
Brandi L. Festa(9)	2012	43,076	—	—	—	(10)	43,076
Former Principal Accounting Officer, Secretary and Treasurer (until February 29, 2012)	2011	160,000	—	—	22,805	(11)	182,805

(1)	None of the above received any non-equity incentive plan compensation or non-qualified deferred compensation in 2012 or 2011.

(2)	In 2012, this amount included $4,640 in insurance premiums paid with respect to a $1.0 million term life insurance policy for the benefit of Mr. Oliva’s spouse and other perquisites or personal benefits provided, none of which individually exceed the greater of $25,000 or 10% of the total amount of these benefits provided to Mr. Oliva.

(3)	In 2011, this amount included (i) $4,041 in insurance premiums we paid with respect to a $1.0 million term life insurance policy for the benefit of Mr. Oliva’s spouse, (ii) $31,055 associated with payments in consideration for modifications to the change in control provisions in his employment agreement in 2010, and (iii) perquisites or personal benefits provided, none of which individually exceeded the greater of $25,000 or 10% of the total amount of these benefits provided to Mr. Oliva.

(4)	Mr. Jefferies is based in the United Kingdom and receives his remuneration in British pounds sterling. The compensation amounts listed for Mr. Jefferies are shown in U.S. Dollars (“USD”), converted from British pounds sterling using the average of the daily conversion rates in effect in 2012 and 2011. Mr. Jefferies’ salary in British pounds sterling was approximately £180,000 for both 2012 and 2011.

(5)	In 2012, this amount included (i) $29,915 in Company contributions to Mr Jefferies’ retirement account, (ii) $10,288 in auto allowance benefits and (iii) other perquisites or personal benefits provided, none of which individually exceed the greater of $25,000 or 10% of the total amount of these benefits provided to Mr. Jefferies.

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(6)	In 2011, this amount included (i) $27,007 in company contributions to Mr. Jefferies’ retirement account, (ii) approximately $50,730 equivalent USD retention allowances to ensure retention of Mr. Jefferies’ employment due to his critical responsibilities governing the operations of the Company, (iii) $11,100 of auto allowance benefits, and (iv) other perquisites or personal benefits provided, none of which individually exceed the greater of $25,000 or 10% of the total amount of these benefits provided to Mr. Jefferies.

(7)	Mr. Blades acted as interim Principal Accounting Officer from April 11, 2012. In the period from April 11, 2012 to November 30, 2012, his services were provided through TJB Business Advisory Services Limited (“TJB BAS”), a company under his control. From December 1, 2012, Mr Blades has been a direct employee of the Company. Mr. Blades is based in the United Kingdom. Compensation, for his services, paid through TJB BAS and paid as salary as an employee, have been paid in British pounds sterling. The compensation amounts listed for Mr. Blades are shown in USD, converted from British pounds sterling using the average of the daily conversion rates in effect in 2012.

(8)	Mr. Blades received $16,125 in salary for the period commencing on December 1, 2012 through December 31, 2012. Prior to December 1, 2012, TJB BAS received $133,398 for providing his services during the period beginning on April 11, 2012.

(9)	Ms. Festa submitted her resignation as EMRISE’s Director of Finance and Administration effective February 29, 2012 to pursue another opportunity. Additionally, Ms. Festa resigned as Secretary and Treasurer of the Company effective as of the date thereof. Ms. Festa entered into an agreement with EMRISE to assist the Company as its acting Principal Accounting Officer through the completion and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

(10)	In 2012, subsequent to her departure as a direct employee of the Company, and in addition to the sums disclosed above, Ms Festa received $7,204 for advisory services provided to the Company.

(11)	In 2011, this amount included approximately $13,599 in medical and dental benefits. The value of perquisites and other personal benefits Ms. Festa received was less than $10,000 in the aggregate.

Review of Executive Compensation.

The Compensation Committee regularly reviews the overall reward structure to ensure that it is commensurate with retaining key management, rewarding effort and providing an incentive for performance that aligns with the Company’s corporate objectives. It is the Compensation Committee’s practice to review the compensation of each of the Executive Officers annually in the light of annual objectives for the Company and the individual. External consultants are engaged to advise on executive contracts when considered appropriate.

Annual Incentive Compensation.

We provide our executives the opportunity to earn annual bonuses based on an incentive compensation plan, which is designed to motivate and reward executives for their contribution to EMRISE’s performance during the fiscal year. The cash compensation that our executive officers could receive is dependent upon our corporate performance. The bonus plan available for 2013 is determined by a formula based on designated performance measures for total company pre-tax income, total company revenue and net free cash..We use these performance measures for our incentive awards because they align with the overall Company objectives and we consider them as the most appropriate drivers of stockholder value. Total company pre-tax income and total company revenue performance measures require outperformance against budgets and prior year for officers to receive any bonus. The Committee does not have the discretion, under the bonus scheme, to grant an award absent attainment of the minimum performance measures. Our executives did not earn any bonuses for 2012 performance. The 2013 Variable Incentive Compensation Plan requires a minimum increase in pre-tax income of 80% over 2012 for officers to receive any bonus, and even if this is achieved, the amount payable is limited by the achievement of revenue and net free cash targets.

Termination Payments

Carmine T. Oliva

The Company may terminate Mr. Oliva’s employment at any time, with or without due cause. “Due cause” includes any intentional misapplication of our funds or other material assets, or any other act of dishonesty injurious to us, or conviction of a felony or a crime involving moral turpitude. “Due cause” also includes abuse of controlled substances or alcohol and breach, non-performance or non-observance of any of the terms of the agreement, provided that Mr. Oliva fails to satisfactorily remedy the performance problem following 30 days’ written notice.

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Mr. Oliva may terminate his employment at any time, with or without good reason. However, termination for good reason must occur within 90 days of the occurrence of an event constituting good reason, and Mr. Oliva must furnish us with written notice of the event within 30 days after the initial existence of the event and provide us with at least a 30-day cure period. “Good reason” includes: a material diminution in his authority, duties, responsibilities, titles or offices; a purported reduction in Mr. Oliva’s base salary amounting to a material diminution in his salary to an amount more than 10% below the base salary in effect at the time of the reduction; our failure to timely cure or diligently initiate a cure of any material breach within 30 days after Mr. Oliva gives us written notice of the breach.

If we terminate Mr. Oliva’s employment for due cause or due to Mr. Oliva’s breach of his employment agreement by refusing to continue his employment, or if Mr. Oliva terminates his employment without good reason, then all compensation and benefits for Mr. Oliva will cease, other than amounts under retirement and benefit plans and programs that were earned and vested by the date of termination, pro rata annual salary through the date of termination, any stock options that were vested as of the date of termination, and accrued vacation as required by California law.

If Mr. Oliva becomes incapacitated, the Company may terminate his employment under the agreement upon 30 days’ prior written notice. Upon Mr. Oliva’s death, the agreement terminates immediately. If Mr. Oliva’s employment terminates due to his incapacity or death, Mr. Oliva or his estate or legal representative will be entitled to receive benefits under our retirement and benefits plans and programs that were earned and vested at the date of termination, a prorated incentive bonus for the fiscal year in which incapacity or death occurred (to the extent he would otherwise be eligible), and a lump sum cash payment in an amount equal to one year of his then current annual salary, grossed up to cover applicable taxes that are deducted from such amount.

If Mr. Oliva’s employment terminates for good reason or other than as a result of due cause, incapacity, death or retirement, Mr. Oliva will be entitled to his salary through the end of the month in which termination occurs plus credit for accrued vacation, and a prorated incentive bonus, if eligible, for the fiscal year during which termination occurred. In addition, under those circumstances, if Mr. Oliva enters into a separation and release agreement with us, then he will be entitled to receive (i) a severance payment equal to three times his then current annual salary (grossed up to cover applicable taxes that are deducted from such amount), (ii) all medical insurance benefits to which he was entitled immediately prior to the date of termination for a period of eighteen months or the date that Mr. Oliva’s continued participation in our medical insurance plan was not possible under the plan, whichever was earlier, (iii) a lump-sum cash payment equal to eighteen times the estimated monthly COBRA premiums at the time of termination (taking into account all known or anticipated premium increases) to be used by Mr. Oliva to maintain his medical insurance coverage for an additional eighteen months, and (iv) a lump-sum cash payment equal to thirty-six times the estimated monthly life insurance premiums at the time of termination (taking into account all known or anticipated premium increases) to be used by Mr. Oliva to maintain his existing group life insurance coverage and the $1,000,000 life insurance policy on his life for three years. If our medical insurance plan did not allow Mr. Oliva’s continued participation, then we will be required to pay to Mr. Oliva, in monthly instalments, the monthly premium or premiums for COBRA coverage, covering the eighteen-month period described in clause (ii) in the preceding sentence.

Graham Jefferies

Mr. Jefferies may terminate his employment at any time, with or without good reason. However, termination for good reason must occur within 30 days of the occurrence of an event constituting good reason. The term “good reason” has the same meaning as in Mr. Oliva’s employment agreement described above.

We may terminate Mr. Jefferies employment at any time, immediately upon written notice, with or without due cause. The term “due cause” has the same meaning as in Mr. Oliva’s employment agreement described above, except that Mr. Jefferies may satisfactorily remedy the performance problem following 90 days’ written notice. If we terminate Mr. Jefferies’ employment for due cause or due to Mr. Jefferies’s breach of his employment agreement by refusing to continue his employment, or if Mr. Jefferies terminates his employment without good reason, then all compensation and benefits for Mr. Jefferies will cease, other than amounts under retirement and benefit plans and programs that were earned and vested by the date of termination, pro rata annual salary through the date of termination, and any stock options that were vested as of the date of termination, and accrued vacation as required by applicable law.

If Mr. Jefferies becomes mentally or physically incapable of performing the services required under the agreement for a period of 180 consecutive days, the agreement terminates; provided, however, that Mr. Jefferies will remain an employee of EMRISE Electronics Ltd. and be entitled to remuneration in an amount equal to the amount paid under EMRISE Electronics Ltd.’s permanent health insurance scheme, subject to the paragraph immediately below. Upon Mr. Jefferies’ death, the agreement terminates immediately.

If Mr. Jefferies’ employment terminates due to his incapacity or death, Mr. Jefferies or his estate or legal representative will be entitled to receive benefits under our retirement and benefits plans and programs that were earned and vested at the date of termination, a prorated incentive bonus for the fiscal year in which incapacity or death occurred (to the extent he would otherwise be eligible), and a lump sum cash payment in an amount equal to one year of his then current annual salary, grossed up to cover applicable taxes that are deducted from such amount.

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If Mr. Jefferies’ employment terminates for good reason or other than as a result of due cause, incapacity, death or retirement, Mr. Jefferies will be entitled to his salary through the end of the month in which termination occurs plus credit for accrued vacation, and a prorated incentive bonus, if eligible, for the fiscal year during which termination occurred. In addition, under those circumstances, if Mr. Jefferies enters into a separation and release agreement with us, then he will be entitled to receive a severance payment equal to two times his then current annual salary (grossed up to cover applicable taxes that are deducted from such amount), to receive all medical and life insurance benefits to which he was entitled immediately prior to the date of termination (or at the election of Mr. Jefferies in the event of a change in control, immediately prior to the date of the change in control) for a period of two years or the date or dates that Mr. Jefferies’ continued participation in our medical and/or life insurance plans was not possible under the plans, whichever was earlier. If our medical and/or life insurance plans did not allow Mr. Jefferies’ continued participation, then we will be required to pay to Mr. Jefferies, in monthly instalments, the monthly premium or premiums that had been payable by us covering the two-year period.

Timothy J. Blades

On February 5, 2013, the Company appointed Mr Blades as Chief Financial Officer in addition to his prior roles as Treasurer and Secretary. The contractual terms for Mr Blades require three months’ notice of termination from either party. During this three month period, Mr Blades is required to work for the Company and the Company is required to pay Mr Blades at the rate of salary pertaining at that time. No other sums are payable.

Compensation Committee Report

The Compensation Committee of EMRISE’s Board of Directors currently consists of Messrs. Baskin, Finnegan and Russomanno, each of whom the Board has determined to be independent. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by virtue of any general statement in such filing incorporating the Form 10-K by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed with management the disclosure regarding Executive Compensation and Related Information contained in this proxy statement for the 2013 annual meeting. Based on the review and discussions, the Compensation Committee recommended to the Board of Directors that such disclosure be included in this proxy statement. The Compensation Committee also recommends a vote “FOR” the adoption of the resolution 3 approving the Company’s executive compensation policies and procedures and the 2012 compensation paid to the Named Executive Officers, as disclosed in the “Executive Compensation” section of this proxy statement, and the accompanying compensation tables and the related disclosures and “FOR’’ an annual vote on future executive compensation.

The Compensation Committee of the Board of Directors

Otis W. Baskin, Chairperson
Laurence P. Finnegan,
Frank P. Russomanno

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Outstanding Equity Awards at December 31, 2012

The following table sets forth information about outstanding equity awards held by our Named Executive Officers as of December 31, 2012.

	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Carmine T. Oliva	14,134	—	1.31	1/22/2013
	6,934	—	3.75	2/24/2014
	13,334	—	7.50	12/29/2015
	20,000	—	2.18	8/22/2018
	20,000	—	3.06	8/22/2018
	20,000	—	1.53	3/24/2019
Graham Jefferies	14,400	—	1.31	1/22/2013
	10,667	—	3.75	2/24/2014
	13,334	—	7.50	12/29/2015
	20,000	—	2.18	8/22/2015
	20,000	—	3.06	8/22/2015
	20,000	—	1.53	3/24/2016

Director Compensation—2012

Each non-employee director is entitled to receive $1,000 per month as compensation for his or her services. In addition, each member of the Board chairing a standing committee is entitled to receive $500 per month as compensation for his or her services. Additional compensation is provided to each member of the Board at $750 for attendance of teleconference meetings of thirty minutes or longer in duration and $2,000 plus 1,000 shares in restricted stock issued for in-person attendance at meetings. We reimburse all directors for out-of-pocket expenses incurred in connection with attendance at Board and committee meetings. We may periodically award options or warrants to our directors under our existing option and incentive plans.

The following table provides information concerning the compensation of our non-employee directors for the year ended December 31, 2012:

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Awards ($)(1)	Option Awards ($)	Total ($)
Julie A. Abraham	29,750	2,120	-	31,870
Otis W. Baskin(2)	29,000	2,120	-	31,120
Laurence P. Finnegan (3)	18,750	1,700	-	20,450
Frank Russomanno	29,750	2,120	-	31,870

(1)	The dollar amount reflected is the value of the restricted shares issued on the date of issue. Awards are restricted to transfer for a six-month vesting period.

(2)	At December 31, 2012, Mr. Baskin held vested options to purchase an aggregate of 52,668 shares of common stock.

(3)	At December 31, 2012, Mr. Finnegan held vested options to purchase an aggregate of 60,934 shares of common stock. 13,600 of these options lapsed on January 22, 2013.

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INFORMATION ABOUT OUR BOARD OF DIRECTORS, BOARD COMMITTEES AND RELATED MATTERS

Board Composition, Responsibilities and Leadership Structure

Our business, property and affairs are managed under the direction of our Board of Directors. Directors are kept informed of our business through discussions with our executive officers, by reviewing materials provided to them and by participating in meetings of our board and its committees.

Our bylaws provide that our Board of Directors shall consist of at least four directors. Our board is divided into three classes of directors: Class I, Class II and Class III. The term of office of each class of directors is three years, with one class expiring each year at our annual meeting of stockholders. We currently have six directors on our board, with no vacancies. Our current board consists of two Class I directors whose terms expire at our 2015 annual meeting, three Class II directors whose terms expire at our 2013 annual meeting, and one Class III director whose term expires at our 2014 annual meeting.

During 2012, our board held 5 meetings. During 2012, none of our directors attended fewer than 80% of the aggregate of: (1) the total number of meetings of the board of directors (held during the period for which he/she has been a director); and (2) the total number of meetings held by all committees of the board on which he/she served (during the periods that he/she served).

Our Board of Directors has determined that each of Messrs. Baskin, Finnegan and Russomanno and Ms. Abraham are independent based on the director independence standards of the NYSE. The independent members of our Board of Directors are selected because of their independence from management; depth of understanding of technology, manufacturing, sales and marketing, finance and/or other elements directly relevant to the technology and business of EMRISE; education and professional background; and judgment, skill, integrity and reputation.

The leadership of our Company and our board is split between the executive and chairman leadership of Mr. Oliva, our founder, and the executive leadership of Mr. Jefferies on the one hand, and our independent directors, which make up 66.67% of the board, on the other hand. Mr. Oliva has over 40 years of experience in the electronics and communications industry. His in-depth knowledge of each of our businesses and the competitive challenges each business faces, as well as his extensive experience as a director and senior member of management, make him the best-qualified director to serve as Chairman. Our independent directors are strong leaders with diverse educations, skills and backgrounds. They are appropriately sceptical, leading to thorough review and oversight of the strategies and actions proposed by the Chairman and management. The independent members meet regularly in executive session, with the most qualified member taking the lead in such sessions based on the issues being discussed. The Board may subsequently decide to change its leadership structure, as there is no formal policy that requires the Chief Executive Officer and Chairman to be served by one person.

We believe the combination of Mr. Oliva as our Chief Executive Officer and Chairman in combination with our strong independent members of the Board has been an effective leadership structure for EMRISE. The division of duties and the level of communication between the Board and our management provide the basis for the proper functioning of our Board and its oversight of management.

Risk Oversight

Our Board of Directors provides consideration and oversight of risks facing EMRISE and its subsidiaries in the ordinary course of operating the businesses. Together with the Board’s standing committees, the Board is responsible for ensuring that material risks are identified and managed appropriately. The Board and its committees regularly review material strategic, operational, financial, compensation and compliance risks with senior management and discuss the key risks to our business. The committees communicate the risks they oversee with the other committees and the Board, as a whole. The Audit Committee is responsible for discussing overall risk assessment and risk management practices, as set forth in the Audit Committee’s charter. For example, the Audit Committee assists the Board in its risk oversight function by reviewing and discussing with management our system of disclosure controls and our internal controls over financial reporting. The Audit Committee also performs a central oversight role with respect to financial and compliance risks and meets at least quarterly with our independent auditor, BDO LLP. The Nominating and Corporate Governance Committee assists the Board in its risk oversight function by periodically reviewing and discussing with management important compliance and quality issues. The Compensation Committee considers risk in connection with its design of compensation programs for our executives. At this time, the Compensation Committee does not believe that the risks arising from the Company’s compensation policies and practices for its employees are reasonably likely to have a material adverse effect on the Company.

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Code of Ethics

Our Board of Directors has adopted an Amended and Restated Code of Business Conduct and Ethics that apply to all of our directors, officers and employees and an additional Code of Business Ethics that applies to our Chief Executive Officer and senior financial officers. These codes are available on our Internet website, located at http://www.emrise.com.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from provision of these codes that relate to one or more of the items set forth in Item 406(b) of Regulation S-K, by describing on our Internet website within four business days following the date of a waiver or a substantive amendment, the date of the waiver or amendment, the nature of the amendment or waiver, and the name of the person to whom the waiver was granted. Information on our Internet website is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any filings we make with the SEC.

Board Committees

Our Board of Directors currently has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee selects our independent registered public accountant; reviews the results and scope of the audit and other services provided by our independent registered public accountants; reviews our financial statements for each interim period and for our year end and our internal financial and accounting controls; and recommends, establishes and monitors our disclosure controls and procedures. Currently, our Audit Committee consists of Ms. Abraham and Messrs. Baskin and Russomanno, with Ms. Abraham serving as chairperson. Our Board of Directors has determined that Ms. Abraham is an audit committee financial expert. The Audit Committee operates pursuant to a charter approved by our Board of Directors and Audit Committee, according to the rules and regulations of the SEC. The Audit Committee held 8 meetings in 2012.

Compensation Committee

The Compensation Committee is responsible for establishing and administering our policies involving the compensation of all of our executive officers and establishing and recommending to our Board of Directors the terms and conditions of all employee and consultant compensation and benefit plans. Our entire Board of Directors also may perform these functions with respect to our employee stock option plans. Messrs. Baskin, Finnegan and Russomanno with Mr. Baskin serving as chairman currently serve on the Compensation Committee. The Compensation Committee operates pursuant to a charter approved by our Board of Directors and Compensation Committee. The Compensation Committee held 4 meetings in 2012. To assist the Compensation Committee in satisfying its oversight responsibilities, the Compensation Committee in 2012 retained Aon Hewitt Consulting (’‘Aon’’) as its compensation consultant. Aon assisted the Compensation Committee in evaluating certain aspects of the executive compensation and executive employment contracts.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of EMRISE’s Board of Directors for the year ended December 31, 2012 consisted of Messrs. Baskin, Finnegan and Russomanno. Mr Finnegan served as an officer of EMRISE until 1997, but has not been employed by the Company for 25 years. Neither Mr. Baskin nor Mr Russomanno has ever served as an officer or employee of EMRISE. No executive officer of EMRISE served as a director or Compensation Committee member of another entity in which the members of the Compensation Committee or the Board of Directors were an executive officer or director.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee reviews and provides oversight with regard to our corporate governance related policies and procedures and also recommends nominees to our Board of Directors and committees of our Board of Directors, develops and recommends to our Board of Directors corporate governance principles, and oversees the evaluation of the Board of Directors and management. Our Nominating and Corporate Governance Committee consists of Ms. Abraham and Messrs. Baskin and Russomanno, with Mr Russomanno serving as chairman. The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director, including candidates that may be referred by stockholders. The Nominating and Corporate Governance Committee held 4 meetings in 2012.

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The Nominating and Corporate Governance Committee will consider candidates for director recommended by any stockholder that is the beneficial owner of shares representing more than 1.0% of the then-outstanding shares of our common stock and that has beneficially owned those shares for at least one year. The Nominating and Corporate Governance Committee will evaluate those recommendations by applying its regular nominee criteria and considering the additional information described in the Nominating and Corporate Governance Committee’s below-referenced charter. Stockholders that desire to recommend candidates for the Board for evaluation may do so by contacting EMRISE in writing, identifying the potential candidate and providing background and other information in the manner described in the Nominating and Corporate Governance Committee’s charter. Candidates may also come to the attention of the Nominating and Corporate Governance Committee through current members of the Board, professional search firms and other persons. In evaluating potential candidates, the Nominating and Corporate Governance Committee will take into account a number of factors, including, among others, the following:

●	independence from management;

●	depth of understanding of technology, manufacturing, sales and marketing, finance and/or other elements directly relevant to the technology and business of our company;

●	education and professional background;

●	judgment, skill, integrity and reputation;

●	existing commitments to other businesses as a director, executive or owner;

●	personal conflicts of interest, if any; and

●	the size and composition of the Board of Directors.

In addition, prior to nominating a sitting director for re-election at an annual meeting of stockholders, the Nominating and Corporate Governance Committee considers the director’s past attendance at, and participation in, meetings of our Board of Directors and its committees and the director’s formal and informal contributions to their respective activities.

The Nominating and Corporate Governance Committee strives to maintain a Board of Directors with a diverse set of skills and qualifications, to ensure that the Board of Directors is adequately serving the needs of our stockholders. Before evaluating director candidates, the committee reviews the skills and qualifications of the directors currently serving on the board and identifies any areas of weakness or skills of particular importance. On the basis of that review, the committee will evaluate director candidates with those identified skills. While the Nominating and Corporate Governance Committee does not have a formal policy on board diversity, the committee takes into account a broad range of diversity considerations when assessing director candidates, including individual backgrounds and skill sets, professional experiences and other factors that contribute to our board having an appropriate range of expertise, talents, experiences and viewpoints, and considers those diversity considerations, in view of the needs of the Board as a whole, when making decisions on director nominations.

The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board of Directors and the Nominating and Corporate Governance Committee.

Committee Charters

The charters of our Audit, Compensation and Nominating and Corporate Governance committees, and our codes of business conduct and ethics, are included on our website at http://www.emrise.com. The foregoing information is also available in print to any stockholder who requests it. All such requests should be in writing and should be sent to EMRISE Corporation “c/o Secretary” at 2530 Meridian Parkway, Durham, NC 27113 or by telephone at (919) 806-4722, or by e-mail at investors@emrise.com.

Security Holder Communications with the Board of Directors

The Board of Directors has established a process to receive communications from security holders. Security holders and other interested parties may contact any member (or all members) of the Board of Directors, or the independent directors as a group, any committee of the Board of Directors or any chair of any such committee, by mail or electronically. To communicate with the Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent “EMRISE Corporation “c/o Secretary” at 2530 Meridian Parkway, Durham. NC 27113. To communicate with any of our directors electronically, security holders should send an email to our Secretary at: secretary@emrise.com or call (919) 806-4722.

All communications received as set forth in the preceding paragraph will be opened by the Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board of Directors will be forwarded promptly to the addressee. In the case of communications to the Board of Directors or any group or committee of directors, our Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

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Policy With Regard to Board Members’ Attendance at Annual Meetings

It is our policy that our directors are invited and encouraged to attend all of our annual meetings. At the date of our 2012 annual meeting, we had four members on our Board of Directors, all of whom were in attendance in person or telephonically at our 2012 annual meeting.

Report of the Audit Committee of the Board of Directors

Management is responsible for the preparation of the Company’s financial statements and the Company’s independent registered public accountants are responsible for auditing those statements. In connection with the preparation of the financial statements for the year ending December 31, 2012, the Audit Committee (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent registered public accountants the matters required to be discussed under Statement on Auditing Standards No. 61, as amended, (AICPA Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (iii) received the written report, disclosures and the letter from the independent registered public accountants required by Public Company Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee has reviewed, evaluated and discussed with that firm the written report and its independence from the Company. The Audit Committee also has discussed with management of the Company and the independent registered public accountants such other matters and received such assurances from them as the Audit Committee deemed appropriate.

Based upon these reviews and discussions, the Audit Committee recommended, and the Board of Directors approved, the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the SEC.

Audit Committee

Julie A. Abraham, Chairperson
Otis W. Baskin
Frank P. Russomanno

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership Table

Except as otherwise indicated in the related footnotes, the following table sets forth information with respect to the beneficial ownership of our common stock as of April 26, 2013, by:

●	each person known by us to beneficially own more than 5% of the outstanding shares of our common stock;

●	each of our current directors;

●	each of the Named Executive Officers in the summary compensation table contained above; and

●	all of our current directors and our current officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting or dispositive power with respect to the securities. To our knowledge, except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and dispositive power with respect to all shares of common stock shown as beneficially owned by them. Except as indicated in the discussion of contractual beneficial ownership limitations below and except as indicated in the footnotes to the table below, shares of common stock underlying derivative securities, if any, that currently are exercisable or convertible or are scheduled to become exercisable or convertible for or into shares of common stock within 60 days after the date of the table are deemed to be outstanding in calculating the percentage ownership of each listed person or group but are not deemed to be outstanding as to any other person or group. Percentage of beneficial ownership is based on 10,698,337 shares of common stock outstanding as of the date of the table.

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The address of each of the following stockholders, unless otherwise indicated in the footnotes to the table, is c/o EMRISE Corporation, 2530 Meridian Parkway, Durham. NC 27713. Messrs. Oliva and Jefferies and Blades are current Named Executive Officers.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Carmine T. Oliva	463,250	(1)	4.33%
Laurence P. Finnegan, Jr.	74,940	(2)	*
Otis W. Baskin	90,455	(3)	*
Graham Jefferies	88,447	(4)	*
Frank P. Russomanno	32,672		*
Julie A. Abraham	28,000		*
Timothy J. Blades	50,000	(5)	*
All officers and directors as a group (7 persons)	827,764	(6)	7.77%

*	Less than 1.00%

(1)	Includes 21,837 shares held individually by Mr. Oliva’s spouse, and 80,266 shares underlying vested options.

(2)	Includes 47,334 shares underlying vested options.

(3)	Includes 52,668 shares underlying vested options.

(4)	Includes 84,001 shares underlying vested options.

(5)	Includes 50,000 shares underlying vested options.

(6)	Includes 314,269 shares underlying vested options and 21,837 outstanding shares held individually by Mr. Oliva’s wife.

Securities Authorized for Issuance under Equity Compensation Plans

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2012:

Number of securities
remaining available for
future issuance under
	Number of securities to		Weighted-average	equity compensation
	be issued upon exercise		exercise price of	plans (excluding
	of outstanding options,		outstanding options,	securities reflected in
Plan category	warrants and rights		warrants and rights	column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	448,752	(1)	$3.56	6,498,848
Equity compensation plans not approved by security holders	—		—	—
Total	448,752		$3.56	6,498,848

(1)	Represents shares of common stock underlying options that are outstanding under our Amended and Restated 2000 Stock Option Plan and our 2007 Stock Incentive Plan. The material features of these plans are described in note 11 to our consolidated financial statements for the year ended December 31, 2012.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Director Independence

The Company is not required by the OTC QB (“OTCQB’’), on which it is quoted, to determine or comply with independent director requirements. The following information concerning director independence is based on the director independence standards of the NYSE. Our Board of Directors has determined that each of Messrs. Baskin, Finnegan, and Russomanno and Ms. Abraham are independent in accordance with the definition of independence of the NYSE because none of those directors has, or during the past three years has had, a material relationship with us, either directly or as a partner, stockholder or officer of an organization that has a relationship with us, and none of those directors is disqualified from being deemed independent under the NYSE rules. Our Board of Directors has also determined that each member of the audit committee is independent.

The non-management members of our Board of directors must meet at regularly scheduled executive sessions without management, with a non-management director presiding over each executive session. A presiding director for each session is selected by the members of the Board in attendance at the session based upon the topics to be discussed at the session. The non-management directors can be contacted by calling the chairperson of the audit committee. Further, if the non-management directors include directors who are not independent, then we should at least once a year schedule an executive session including only independent directors.

Transactions with Related Persons

We are party to indemnification agreements with each of our directors and executive officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law. The Nominating and Corporate Governance Committee reviews, approves and ratifies any transactions between the Company and related persons. The Company is not aware of any transaction since January 1, 2011, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000 and in which any related party was or will have a direct or indirect material interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. These officers, directors and stockholders are required by the SEC regulations to furnish us with copies of all reports that they file.

Based solely upon a review of copies of the reports furnished to us during the year ended December 31, 2012 and thereafter, or any written representations received by us from directors, officers and beneficial owners of more than 10% of our common stock that no other reports were required, we believe that, during 2012, all Section 16(a) filing requirements applicable to our directors and officers were made on a timely basis.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The following discussion should be read in conjunction with our consolidated financial statements and the related notes thereto contained in our Annual Report on Form 10-K for the year ended December 31, 2012. The following discussion contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which generally include the plans and objectives of management for future operations, including plans and objectives relating to our future economic performance and our current beliefs regarding revenues we might generate, expenses we might incur and profits we might earn if we are successful in implementing our business and growth strategies.

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These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Many of these factors are outside of EMRISE’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to:

●	our ability to pay outstanding debt as it comes due;
●	our ability to successfully support the working capital needs of our company;
●	our ability to maintain our cost management activities implemented over the past years and to otherwise contain costs;
●	our ability to increase revenues through additional sales, customers, products and pricing;
●	our ability to reach sustained profitability;
●	our ability to continue to borrow funds under the financing arrangements currently in place or to secure additional financing in the future;
●	exposure to and impacts of various international risks including legal, business, political and economic risks associated with our international operations, also including the impact of foreign currency translation;
●	the projected growth or contraction in the electronic devices and communications equipment markets in which we operate, including military and defense spending across the globe;
●	our strategies for expanding, maintaining or limiting our presence in these markets;
●	anticipated trends in our financial condition and results of operations;
●	our ability to distinguish ourselves from our current and future competitors;
●	our ability to secure long term purchase orders;
●	our ability to deliver against our existing or future book of shippable orders (backlog);
●	technical or quality issues experienced by us, our suppliers and/or our customers;
●	failure to comply with existing or future government or industry standards and regulations;
●	our ability to successfully locate, acquire and integrate any possible future acquisitions;
●	the impact of current and/or future economic conditions, including but not limited to, the overall condition of the stock market, the overall credit market, the global recession, political, economic and/or other constraints which are or may negatively impact the industries in which we participate and/or the ability for us to market the products which we sell; and
●	our ability to successfully compete against competitors that in many cases are larger than us, have access to significantly more working capital than we do and have significant resources in comparison to us.

Any of the factors described above could cause our financial results, including our net income or loss or growth in net income or loss to differ materially from prior results, which in turn could, among other things, cause the price of our common stock to fluctuate substantially.

EMRISE cautions that the foregoing list of factors is not exclusive. EMRISE is also subject to risks and uncertainties and other factors discussed in documents incorporated by reference in this proxy statement, including EMRISE’s most recently filed Form 10-K and Form 10-Q and any amendments thereto. All subsequent written and oral forward-looking statements concerning EMRISE, the 2013 annual meeting, or other matters attributable to EMRISE or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements above. EMRISE does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this document.

PROPOSAL 1

ELECTION OF CLASS II DIRECTORS

Our bylaws provide that our Board of Directors shall consist of at least four directors. Our Board is divided into three classes of directors: Class I, Class II and Class III. The term of office of each class of directors is three years, with one class expiring each year at our annual meeting of stockholders.

Our current Board consists of three Class II directors, Graham Jefferies, Laurence P. Finnegan, Jr., and Julie A. Abraham, whose terms expire at our 2013 annual meeting, two Class I directors, Otis W. Baskin and Frank P. Russomanno, whose terms expire at our 2015 annual meeting, and one Class III director, Carmine T. Oliva, whose term expires at the 2014 annual meeting. Mr Jefferies and Ms Abraham are named as nominees’ for election to serve a three-year term expiring at our 2016 annual meeting or until succeeded by another qualified director who has been duly elected.

The proxy holders intend to vote all proxies received by them in favor of the election of Julie A. Abraham and Graham Jefferies unless instructions to the contrary are marked on the proxy. If Ms. Abraham or Mr. Jefferies are unable or decline to serve as a director at the time of the annual meeting, an event not now anticipated, the proxies will be voted for any nominee designated by our present Board. However, the proxy holders may not vote proxies for a greater number of persons than the number of nominees named on the proxy.

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Required Vote of Stockholders and Board Recommendation

Directors are elected by a plurality vote of shares present in person or represented by proxy at the meeting. This means that the director nominee with the most votes for a particular slot on the Board is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF JULIE A. ABRAHAM AND GRAHAM JEFFERIES AS CLASS II DIRECTORS.

PROPOSAL 2

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

Our audit committee has selected BDO LLP (“BDO”), independent registered public accountants, to audit our consolidated financial statements for 2013, and our Board of Directors has concurred in this selection. Additional information regarding our relationship with our independent public accountants is contained in this proxy statement under the headings “Report of the Audit Committee of the Board of Directors,”“Principal Accounting Fees and Services,” and “Pre-Approval Policies and Procedures.” We anticipate that a representative of BDO will be present by telephone at our 2013 annual meeting, will have the opportunity to make a statement if they desire to do so at the meeting, and will be available to respond to appropriate questions at the meeting.

The Audit Committee of the Board of Directors and the Board unanimously recommend that the stockholders vote “FOR” the proposal to ratify the appointment of BDO LLP as our independent registered public accounting firm.

Principal Accounting Fees and Services

Fees and Services

Our principal accountants for the audit of our consolidated financial statements for the year ended December 31, 2012 are BDO LLP, based in the United Kingdom. In the year ended December 31, 2011 the Company’s principal accountants were BDO USA, LLP, based in the USA. The following table sets forth the aggregate fees billed to us by BDO LLP, and BDO USA, LLP, in respect of the audit for 2012 and 2011, and the additional amounts billed to us for other professional services in 2012 and 2011:

	BDO LLP		BDO USA LLP
Fee Category	2012	2011	2012	2011
Audit Fees	$280,000	71,000	$-	197,000
Audit-Related Fees	-	-	5,000	8,000
Tax Fees	18,000	18,000	47,000	54,000
All Other Fees	-	-	3,000	-
Total	$298,000	89,000	$55,000	259,000

Audit Fees. Audit fees consist of fees billed for professional services for (i) audit of our 2012 and 2011 consolidated financial statements, (ii) review of the interim consolidated financial statements included in our 2012 and 2011 quarterly reports, and (iii) services that are normally provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements. The audit fees include the amounts payable for the audit of overseas subsidiaries.

Audit-Related Fees. Audit related fees in 2012 and 2011 consisted of fees billed for professional services performed with respect to the retirement benefit plan audit and internal control documentation review.

Tax Fees. Tax fees for 2012 and 2011 consisted of fees billed for professional services for tax compliance, tax advice and tax planning and equity transaction related activities. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

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Pre-Approval Policies and Procedures

Our audit committee pre-approves all services provided by our principal accountant. Our audit committee also considers in advance whether or not to approve any non-audit services to be performed by the independent accounting firm required to be approved by the audit committee pursuant to any applicable rules and regulations.

During the two fiscal years ended December 31, 2012 and 2011 and the subsequent interim period through May 14, 2013, there were no disagreements or reportable events as described in Item 304(a)(1) of Regulation S-K under the Securities Act (“Regulation S-K”).

We did not consult with BDO or BDO USA, LLP during the fiscal years ended December 31, 2012 or December 31, 2011 and the subsequent interim period through April 23, 2013 regarding either:

1. The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report was provided to us nor oral advice was provided that BDO concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue in the consolidated financial statements; or

2. Any matter that was either subject of disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(v) of Regulation S-K.

Required Vote of Stockholders and Board Recommendation

Although stockholder approval is not required, our Board of Directors has directed that this selection be submitted to our stockholders for ratification at our 2013 annual meeting. The affirmative vote of a majority of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting will constitute stockholder ratification of the selection. Abstentions, but not broker non-votes, will be treated as shares present and entitled to vote on this proposal. Applying that standard, an abstention will have the effect of a vote “against” this proposal, and a broker non-vote will reduce the absolute number (although not the percentage) of the affirmative votes needed for approval of this proposal. If stockholder approval of this proposal is not obtained, our audit committee and Board of Directors may reconsider our appointment of BDO as our independent registered public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANT TO AUDIT OUR CONSOLIDATED FINANCIAL STATEMENTS FOR 2013.

PROPOSAL 3

NON-BINDING ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

We are asking our stockholders to provide advisory approval of the compensation of our Named Executive Officers, as we have described it in the “Executive Compensation” section of this proxy statement. While this vote is advisory, and not binding on the Company, it will provide information to our Board and Compensation Committee regarding investor sentiment about our executive compensation policies and practices, which the Committee will be able to consider when determining executive compensation for the remainder of fiscal 2013 and beyond.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to endorse or not endorse our executive compensation program and policies through the following resolution:

“Resolved, that the compensation of the Company’s Named Executive Officers, as disclosed pursuant to compensation disclosure rules of the Securities and Exchange Commission located in the “Executive Compensation” section of this proxy statement, and the accompanying executive compensation table and narrative discussions, is hereby APPROVED.”

The vote on this Item 3 is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Company or the Board, or to create or imply any additional fiduciary duties for the Company or the Board. However, the Board and the Compensation Committee value input from stockholders and will consider the outcome of the vote when making future executive compensation decisions. The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy is required to approve this Item 3.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION POLICIES AND PROCEDURES AND THE 2012 COMPENSATION PAID TO THE EXECUTIVE OFFICERS.

PROPOSAL 4

NON-BINDING ADVISORY VOTE REGARDING THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Board and the Compensation Committee are seeking stockholder opinions on the frequency of future advisory votes regarding the Company’s executive compensation. Consistent with the intent of the Dodd-Frank Act and SEC rules, the Board is providing stockholders with the opportunity to cast a non-binding advisory vote. The compensation of the Company’s Named Executive Officers is disclosed in the “Executive Compensation” section of this proxy statement, and the accompanying compensation tables and the related disclosures. The Board of Directors asks the stockholders to indicate the frequency with which they would like future votes. We are providing stockholders with the option of selecting a frequency of one, two or three years, or abstaining. In the interests of transparency and recognising the importance of stockholder involvement with the Company, we recommend that our stockholders select a frequency of voting on executive compensation every one year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “ONE YEAR” FOR FUTURE ADVISORY VOTES ON THE COMPANY’S EXECUTIVE COMPENSATION.

STOCKHOLDERS’ PROPOSALS FOR 2014 ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act, proposals by stockholders that are intended for inclusion in our proxy statement and proxy card and to be presented at our next annual meeting need to be received by us no later than 120 calendar days in advance of the one-year anniversary of the date of this proxy statement, or December 28, 2013, in order to be considered for inclusion in our proxy materials relating to the next annual meeting. However, if the date of our 2013 annual meeting changes by more than 30 days from the date of our 2013 annual meeting, proposals by stockholders must be received a reasonable time before we mail our proxy materials for the current year’s meeting in order to be timely. For purposes of the preceding sentence, a “reasonable time” coincides with any adjusted deadline we publicly announce. Proposals intended for inclusion in our proxy statement and proxy card for our 2014 annual meeting must be addressed to our secretary at our corporate headquarters and may be included in next year’s annual meeting proxy materials if they comply with rules and regulations of the SEC governing stockholder proposals.

Any stockholder proposal must be in writing, must comply with Rule 14a-8 under the Exchange Act and must set forth (1) a description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting, (2) the name and address, as they appear on our books, of the stockholder submitting the proposal, (3) the class and number of shares that are beneficially owned by such stockholder, (4) the dates on which the stockholder acquired the shares, (5) documentary support for any claim of beneficial ownership as required by Rule 14a-8, (6) any material interest of the stockholder in the proposal, (7) a statement in support of the proposal and (8) any other information required by the rules and regulations of the SEC. Proposals by stockholders that are not intended for inclusion in our proxy materials may be made by any stockholder who timely and completely complies with the notice procedures contained in our bylaws, was a stockholder of record at the time of giving of notice and is entitled to vote at the meeting, so long as the proposal is a proper matter for stockholder action and the stockholder otherwise complies with the provisions of our bylaws and applicable law. However, stockholder nominations of persons for election to our Board of Directors at a special meeting may only be made if our Board of Directors has determined that directors are to be elected at the special meeting.

To be timely, a stockholder’s notice regarding a proposal not intended for inclusion in our proxy materials must be delivered to our Secretary at our corporate headquarters not later than:

●	Typically in the case of an annual meeting, the close of business on the 45th day before the first anniversary of the date on which we first mailed our proxy materials for the prior year’s annual meeting of stockholders, or May 6, 2013. However, if the date of our 2013 annual meeting changes more than 30 days from the date of our 2013 annual meeting, in order for the stockholder’s notice to be timely it must be delivered to our secretary a reasonable time before we mail our proxy materials for the current year’s meeting. For purposes of the preceding sentence, a “reasonable time” coincides with any adjusted deadline we publicly announce.

●	In the case of a special meeting, the close of business on the 7th day following the day on which we first publicly announce the date of the special meeting.

Except as otherwise provided by law, if the chairperson of the meeting determines that a nomination or any business proposed to be brought before a meeting was not made or proposed in accordance with the procedures set forth in our bylaws and summarized above, the chairperson may prohibit the nomination or proposal from being presented at the meeting.

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OTHER MATTERS

The Board knows of no matter to come before the annual meeting other than as specified in this proxy statement. If other business should, however, be properly brought before the meeting, the persons voting the proxies will vote them in accordance with their best judgment.

DELIVERY OF THIS PROXY STATEMENT

For the stockholders who do not participate in the electronic delivery of proxy materials or “Notice and Access”, the SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, known as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a number of brokers with customers who are our stockholders will be “householding” our proxy materials unless contrary instructions have been received from the broker’s customers. We will promptly deliver, upon oral or written request, a separate copy of the proxy statement to any stockholders sharing an address to which only one copy was mailed. Requests for additional copies should be directed to EMRISE Corporation, 2530 Meridian Parkway, Durham. NC 27713 Attention: Secretary, or by telephone at (919) 806 4722 or e-mail at secretary@emrise.com.

Once a stockholder has received notice from his or her broker that the broker will be “householding” communications to the stockholder’s address, “householding” will continue until the stockholder is notified otherwise or until the stockholder revokes his or her consent. If, at any time, a stockholder no longer wishes to participate in “householding” and would prefer to receive separate copies of the proxy statement, the stockholder should so notify his or her broker. Any stockholder who currently receives multiple copies of the proxy statement at his or her address and would like to request “householding” of communications should contact his or her broker or, if shares are registered in the stockholder’s name, our Secretary, at the address or telephone number provided above.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, proxy statements or other information that we file with the SEC at the following location of the SEC:

Public Reference Room

Station Place

100 F Street, N.W.

Washington, D.C. 20549

Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, Station Place, 100 F Street, N.W., Washington, D.C. 20549, at prescribed rates. The Company’s public filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at http://www.sec.gov. You may also retrieve this information from our website at www.emrise.com. Information contained on our website is not incorporated in or made a part of this proxy statement.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2012 is being made available with this proxy statement via the Internet athttp://www.proxyvote.com.

Any person, including any beneficial owner, who receives the Notice of Internet Availability of Proxy Materials, may request copies of reports, proxy statements or other information concerning us, without charge, by written or telephonic request directed to us at EMRISE Corporation, 2530 Meridian Parkway, Durham. NC. 37713 Attention: Secretary, or by telephone at (919) 806 4722 or e-mail at secretary@emrise.com. If you would like to request documents, please do so by May 30, 2013, in order to receive them before the annual meeting.

No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This proxy statement is dated April 26, 2013. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

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EMRISE CORPORATION
2530 MERIDIAN PARKWAY
DURHAM, NORTH CAROLINA 27713

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Julie A. Abraham 02 Graham Jefferies

The Board of Directors recommends you vote FOR proposals 2. and 3.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
4. To recommend, by non-binding vote, the frequency of executive compensation votes.	☐	☐	☐	☐

NOTE: At their discretion, the named proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000178647_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

EMRISE CORPORATION
Annual Meeting of Stockholders
June 13, 2013
This proxy is solicited by the Board of Directors

Carmine T. Oliva and Graham Jefferies, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of EMRISE Corporation to be held on June 13, 2013 or at any and all postponements or adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein. Where a vote is not specified, the proxies will vote shares represented by this proxy for the nominees for director and for proxy item no. 2 and no. 3, will vote one year for proxy item no. 4 and will vote in their discretion on such other matters that may properly come before the meeting and at any adjournment or postponement of such meeting.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000178647_2 R1.0.0.51160

*** Exercise Your *Right* to Vote ***

EMRISE CORPORATION

EMRISE CORPORATION
2530 MERIDIAN PARKWAY
DURHAM, NORTH CAROLINA 27713

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 23, 2013
Date: June 13, 2013 **Time:** 11:30 AM LST
Location: Double Tree by Hilton Hotel
128 Frontage Road
Newark, New Jersey, 07114

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

0000178646_1 R1.0.0.51160

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Form 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 30, 2013 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

0000178646_2 R1.0.0.51160

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Julie A. Abraham   02 Graham Jefferies

The Board of Directors recommends you vote FOR proposals 2. and 3.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

4. To recommend, by non-binding vote, the frequency of executive compensation votes.

NOTE: At their discretion, the named proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

0000178646_3 R1.0.0.51160